Exhbit 10.11
                                     FORM OF

                            THERMO VISION CORPORATION


                            INDEMNIFICATION AGREEMENT
                            -------------------------


             This Agreement, made and entered into this ** day of **, 1997, ("Agreement"), by and between Thermo Vision Corporation, a Delaware corporation (the "Company"), and *** ("Indemnitee"):

             WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to, and activities on behalf of, the corporation;

             WHEREAS, uncertainties relating to the continued availability of adequate directors and officers liability insurance ("D&O Insurance") and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons;

             WHEREAS, the Board of Directors of the Company (the "Board") has determined that the difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

             WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

             WHEREAS, Indemnitee is willing to serve, continue to serve and/or to take on additional service for or on behalf of the Company on the condition that he be so indemnified and that such indemnification be so guaranteed.

             NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

             1.   Services by Indemnitee.   Indemnitee agrees to serve or
        continue to serve as a Director of the Company. This agreement shall not impose any obligation on the Indemnitee or the Company to continue the Indemnitee's position with the Company beyond any period otherwise applicable.
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             2.   Indemnity.   The  Company shall  indemnify,  and  shall
        advance Expenses (as hereinafter defined) to, Indemnitee as provided in this Agreement and to the fullest extent permitted by law.

             3. General. Indemnitee shall be entitled to the rights of indemnification provided in this Section 3 if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or other proceeding whether civil, criminal, administrative or investigative. Pursuant to this Section 3, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement incurred by him or on his behalf in connection with such action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or other proceeding whether civil, criminal, administrative or investigative or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

             4. Proceedings by or in the Right of the Company. In the case of any action or suit by or in the right of the Company, indemnification shall be made only (i) for Expenses or (ii) in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company if such indemnification is permitted by Delaware law; provided, however, that indemnification against Expenses shall nevertheless be made by the Company in such event to the extent that the Court of Chancery of the State of Delaware, or the court in which such action or suit shall have been brought or is pending, shall determine to be proper despite the adjudication of liability but in view of all the circumstances of the case.

             5.   Indemnification for Expenses of  a Party who is  Wholly
        or Partly  Successful.   Notwithstanding any  other provision  of
        this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any action, suit, arbitration, alternative
        dispute  resolution   mechanism,  investigation,   administrative
        hearing   or   other   proceeding   whether   civil,    criminal,
        administrative or investigative, he shall be indemnified against all Expenses incurred by him or on his behalf in connection
        therewith.   If  Indemnitee  is  not  wholly  successful  but  is
        successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such action, suit,
        arbitration,   alternative    dispute    resolution    mechanism,
        investigation, administrative hearing or other proceeding whether civil, criminal, administrative or investigative, the Company shall indemnify Indemnitee against all Expenses incurred by him or on his behalf in connection with each successfully resolved
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        claim, issue or matter.  For purposes of this Section and without limitation, the termination of any claim, issue or matter by dismissal, or withdrawal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

             6. Advance of Expenses. The Company shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative within twenty (20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses, which undertaking shall be accepted by or on behalf of the Company without reference to the financial ability of Indemnitee to make repayment.

             7.   Procedure   for   Determination   of   Entitlement   to
        Indemnification.

             (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

             (b) Upon written request by Indemnitee for indemnification pursuant to Section 7(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case: (i) if a Change in Control (as hereinafter defined) shall have occurred, by Independent Counsel (as hereinafter defined) in a written opinion to the Board, a copy of which shall be delivered to Indemnitee (unless Indemnitee shall request that such determination be made by the Board or the Stockholders, in which case the determination shall be made in the manner provided below in clauses (ii) or (iii));
        (ii) if a Change of Control shall not have occurred, (A) by the Board by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (B) if a quorum of the Board consisting of Disinterested Directors is not obtainable or,
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        even if  obtainable, such  quorum of  Disinterested Directors  so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee or (C) by the Stockholders of the Company; or (iii) as provided in Section 8(b) of this Agreement; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity
        making  such   determination   with   respect   to   Indemnitee's
        entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to
        Indemnitee and reasonably necessary  to such determination.   Any
        costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating shall be borne by the Company (irrespective of the determination as to Indemnitee's
        entitlement  to   indemnification)   and   the   Company   hereby
        indemnifies and agrees to hold Indemnitee harmless therefrom.

             (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
        Section 7(b) of this Agreement, the Independent Counsel shall  be
        selected as  provided in  this  Section 7(c).    If a  Change  of
        Control shall not have occurred, the Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the
        Board, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it
        of the  identity of  the  Independent Counsel  so selected.    In
        either event, Indemnitee or the Company, as the case may be, may, within 7 days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 14 of this Agreement, and the objection shall set forth with particularity the factual basis of
        such  assertion.    If  such  written  objection  is  made,   the
        Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 7(a) hereof, no Independent Counsel shall have been selected or if selected, shall have been objected to, in accordance with this Section 7(c), either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of independent counsel and/or for the appointment as independent counsel of a person selected
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        by the  Court  or  by  such  other  person  as  the  Court  shall designate, and the person with respect to whom an objection is favorably resolved or the person so appointed shall act as Independent Counsel under Section 7(b) hereof. The Company shall pay reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to
        Section  7(b)  hereof.    The  Company  shall  pay  any  and  all
        reasonable fees and expenses incident  to the procedures of  this
        Section 7(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section
        9(a)(iii)  of  this  Agreement,  Independent  Counsel  shall   be
        discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

             8.   Presumptions and Effect of Certain Proceedings.

             (a) If a Change of Control shall have occurred, in making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 7(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

             (b)  If the person, persons or entity empowered or  selected under Section 7 of this Agreement to determine whether Indemnitee
        is  entitled  to  indemnification   shall  not  have  made   such
        determination within sixty (60) days after receipt by the Company
          of  the  request  therefor,  the  requisite  determination   of
        entitlement to indemnification shall be deemed to have been  made and Indemnitee shall be entitled to such indemnification,  absent
        (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 8(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 7(b) of this Agreement and if (A) within fifteen (15) days after receipt by the Company of the request for such determination the Board has resolved to
        submit  such  determination   to  the   stockholders  for   their
        consideration at  an annual  meeting thereof  to be  held  within
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        seventy-five (75) days after such receipt and such  determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called
        and  such  determination  is  made   thereat,  or  (ii)  if   the
        determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 7(b) of this Agreement.

             (c) The termination of any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or other proceeding whether civil, criminal, administrative or investigative or of any claim, issue or matter therein by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

             9.   Remedies of Indemnitee.

             (a)  In the event that (i) a determination is made  pursuant to Section 7 of this Agreement that Indemnitee is not entitled to
        indemnification  under  this   Agreement,  (ii)  advancement   of
        Expenses is  not  timely  made  pursuant to  Section  6  of  this
        Agreement,   (iii)   the   determination   of   entitlement    to
        indemnification is to be made by Independent Counsel pursuant  to
        Section 7(b) of this Agreement and such determination shall not have been made and delivered in a written opinion within ninety
        (90) days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 5 of this Agreement within ten (10) days after receipt by the Company of a written request therefor, or
        (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 8 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of
        his  entitlement  to  such  indemnification  or  advancement   of
        Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within one hundred eighty (180) days following the date on which Indemnitee first has the right to
        commence such  proceeding pursuant  to this  Section 9(a).    The
        Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.
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             (b)  In the event that a determination shall have been  made pursuant to Section 7  of this Agreement  that Indemnitee is  not
        entitled  to   indemnification,   any  judicial   proceeding   or
        arbitration commenced pursuant to this Section 9 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of
        that adverse determination.   If a Change  of Control shall  have
        occurred, in any judicial proceeding or arbitration commenced pursuant to this Section 9 the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

             (c) If a determination shall have been made or deemed to have been made pursuant to Section 7 or 8 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 9, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

             (d) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this
        Section 9 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

             (e) In the event that Indemnitee, pursuant to this Section 9, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 14 of this Agreement) actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

             10. Security. To the extent requested by the Indemnitee and approved by the Board, the Company may at any time and from time to time provide security to the Indemnitee for the Company's obligations hereunder through an irrevocable bank line of credit,
        funded trust  or  other  collateral.   Any  such  security,  once
        provided to the Indemnitee, may not be revoked or released without the prior written consent of Indemnitee.
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             11.  Non-Exclusivity;  Duration  of  Agreement;   Insurance;
        Subrogation.

             (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's certificate of incorporation or by-laws, any other agreement, a vote of stockholders or a resolution of directors, or otherwise. This Agreement shall continue until and terminate upon the later of: (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a Director of the Company or fiduciary of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (b) the final termination of all pending actions, suits, arbitrations, alternative dispute resolution mechanisms, investigations, administrative hearings or other proceedings whether civil, criminal, administrative or investigative in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 9 of this Agreement relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.

             (b) To the extent that the Company maintains D&O Insurance, Indemnitee shall be covered by such D&O Insurance in accordance with its terms to the maximum extent of the coverage available for any Director under such policy or policies.

             (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

             (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

             12. Severability; Reformation. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each
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                                        9
        portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

             13. Exception to Right of Indemnification or Advancement of Expenses. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any action, suit or proceeding, or any claim therein, initiated, brought or made by him (i) against the Company, unless a Change in Control shall have occurred, or (ii) against any person other than the Company, unless approved in advance by the Board.

             14.  Definitions.  For purposes of this Agreement:

             (a) "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if (i) any "person" (as such term is used in
             Section 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such person attaining such percentage interest; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

             (b) "Corporate Status" describes the status of a person who is or was or has agreed to become a director of the Company, or is or was an officer or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.
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
                                       10
             (c) "Disinterested Director" means a director of the Company who is not and was not a party to the action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative in respect of which indemnification is sought by Indemnitee.

             (d) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend or investigating an action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative.

             (e) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither currently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's Rights under this Agreement.

             15. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

             16. Modification and Waiver. This Agreement may be amended from time to time to reflect changes in Delaware law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

             17. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to
PAGE

                                       11
        indemnification or advancement of Expenses covered hereunder; provided, however, that the failure to give any such notice shall not disqualify the indemnitee from indemnification hereunder.

             18. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:
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                                       12
                  (a) If to Indemnitee, to:     The address shown beneath
                                                his or her signature on
                                                the last page hereof

                  (b) If to the Company, to:    Thermo Vision Corporation
                                                c/o    Thermo    Electron
        Corporation
                                                81 Wyman Street
                                                P.O. Box 9046
                                                Waltham, MA 02254-9046
                                                Attn:           Corporate
        Secretary

        or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

             19.  Governing Law.    The parties  agree that this Agreement
        shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

        Attest:                         THERMO VISION CORPORATION



        By                              By
        :                               :

           Sandra L. Lambert               Kristine S. Langdon
           Secretary                       Chief Executive Officer


                                        INDEMNITEE



                                        Address: